Exhibit 99.1

Proposed Combination with Colony Capital

January 2015

Forward-Looking Statements

Forward-Looking Statements

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, and we intend such statements to be covered by the safe harbor provision contained therein. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology, such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “or potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. Statements regarding the following subjects, among others, may be forward-looking: market trends in our industry, interest rates, real estate values, the debt securities markets or the general economy or the demand for commercial real estate loans; our business and investment strategy, including the ability of CAH Operating Partnership, L.P., in which we have a significant investment, to execute its single-family home rental strategy; our projected operating results; actions, initiatives and policies of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. and global economy generally or in specific geographic regions; our ability to obtain and maintain financing arrangements, including securitizations; the amount and value of commercial mortgage loans requiring refinancing in future periods; the availability of attractive investment opportunities; the availability and cost of debt financing from traditional lenders; the volume of short-term loan extensions; the demand for new capital to replace maturing loans; the amount of capital we intend to invest pursuant to our single-family home rental strategy in the near term; our expected leverage; the general volatility of the securities markets in which we participate; changes in the value of our assets; interest rate mismatches between our target assets and any borrowings used to fund such assets; changes in interest rates and the market value of our target assets; changes in prepayment rates on our target assets; effects of hedging instruments on our target assets; rates of default or decreased recovery rates on our target assets; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; our ability to maintain our exemption from registration as an investment company under the Investment Company Act of 1940, as amended; the availability of opportunities to acquire commercial mortgage-related, real estate-related and other securities; the availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; failure to timely receive the required approvals by our stockholders, governmental or other regulatory agencies or third parties; the potential that a condition to the parties’ obligations to consummate the proposed transaction may not be satisfied; our ability to consummate the proposed transaction; the potential that operating costs and business disruption may be greater than expected; and the ability of Colony Capital to retain its senior executives and maintain relationships with business partners pending consummation of the proposed transaction. While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. We caution investors not to place undue reliance on these forward-looking statements and urge you to carefully review the disclosures we make concerning risks in sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as amended by Amendment No. 1 to the Form 10-K, and other risks and uncertainties detailed in such annual report and our other reports and filings with the SEC.

Additional Information for Shareholders

Additional Information and Where to Find It

This presentation is being made in respect of the proposed transaction involving CLNY and Colony Capital and certain of their affiliates. The proposed transaction will be submitted to the stockholders of CLNY for their consideration. In connection with the proposed transaction, CLNY has filed a preliminary proxy statement and intends to file a definitive proxy statement and other documents regarding the proposed transaction with the SEC. INVESTORS AND STOCKHOLDERS OF CLNY ARE ADVISED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) REGARDING THE PROPOSED TRANSACTION AND OTHER DOCUMENTS RELATING TO THE TRANSACTIONS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to CLNY’s stockholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by CLNY through its website at http://www.colonyfinancial.com. The information on our website is not, and shall not be deemed to be a part hereof or incorporated into this or any other filings with the SEC. You may also obtain these documents, free of charge, by requesting them in writing or by telephone at:

Colony Financial, Inc.

2450 Broadway, 6th Floor

Santa Monica, CA 90404

(310) 282-8820

Attn: Investor Relations

Participants in the Solicitation

CLNY, Colony Capital, Colony Capital Operating Company, LLC (formerly known as CFI RE Masterco, LLC), Richard Saltzman, Colony Capital Holdings, LLC, New Colony Holdings LLC, CCH Management Partners I, LLC, Colony Capital OP Subsidiary, LLC and FHB Holding LLC and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from CLNY’s stockholders in respect of the proposed transaction. Information about CLNY’s directors and executive officers is available in CLNY’s definitive proxy statement, dated April 1, 2014, for its 2014 annual meeting of stockholders and in CLNY’s Current Report on Form 8-K, filed with the SEC on August 11, 2014. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies from CLNY’s stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, in CLNY will be set forth in the proxy statement in respect of the proposed transaction. You can obtain free copies of these documents, which are filed with the SEC, from CLNY using the contact information above.

Introducing the New CLNY: Colony Capital, Inc.

A Global Real Estate & Investment Management Company

An internally-managed public REIT with significant insider ownership that targets outsized total returns on a risk-adjusted basis from both dividend yield and capital appreciation

Accelerated AUM growth through private client relationships reduces reliance on public equity and provides enhanced returns from sponsorship fees and promote

Global real estate equity and debt platform that seeks attractive returns throughout the capital stack by taking advantage of contrarian themes

A Synergistic Combination of Two Leading Companies

Colony Financial, Inc.

LEADING REAL ESTATE INVESTMENT COMPANY

- ✓ **NYSE-listed REIT** with a diversified portfolio of real estate related equity and debt investments
- ✓ **$5.8bn** of consolidated book investment value ($11.3bn including all Colony managed vehicles)
- ✓ **~50%** of portfolio in equity or equity-linked / participating investments
- ✓ **~6%** stable and attractive dividend yield

+

Colony Capital, LLC

LEADING GLOBAL REAL ESTATE PRIVATE EQUITY FIRM

- ✓ **$19bn** AUM / **$13bn** EUM [(1)]
- ✓ **300+** employees across **13** offices in **10** countries
- ✓ **$24bn+** equity capital raised from **300+** investor relationships
- ✓ **$60bn** of investments in **37,000+** loans/assets and companies since inception
- ✓ **24** years of investment management experience
- ✓ **Global** in scale and **contrarian** in philosophy

Combining the best qualities of REITs and Investment Managers to create a uniquely positioned, fully aligned real estate and investment management platform

(1) Assets under management ("AUM") and Equity under management ("EUM") are calculated on a pro forma basis as of September 30, 2014 and includes Colony Financial, Inc. and Colony American Homes, which is excluded from the transaction. See endnotes for detailed calculation methodology.

4

Colony Financial, Inc.

Strategic Market Placement

DIVERSIFIED

PUBLIC REIT

Permanent equity capital

Scalable portfolio of real estate platforms and assets

Investments in both debt and equity across all property types

A balanced combination of both current yield and capital appreciation

A GLOBAL REAL ESTATE & INVESTMENT MANAGEMENT COMPANY

Ability to attract third-party capital with less reliance on public equity

Asset level returns enhanced by third-party management fees and promote

REAL ESTATE

INVESTMENT MANAGER

Successful history investing across all real estate asset classes and across the globe

Seasoned management team with access to proprietary deal sourcing

Global infrastructure and relationships

24 years of institutional “best practices” and risk management combined with an entrepreneurial culture

The new CLNY will be an integrated real estate platform that combines the benefits of a diversified public REIT with the enhanced economics and scalability of an investment manager

CLNY Background

CLNY Background

Colony Financial, Inc. (NYSE: CLNY)

- Formed through a September 2009 IPO, CLNY owns and manages a diversified global portfolio of opportunistic real estate equity and debt investments
- CLNY seeks "equity" returns throughout the capital stack and across all property types
- Entire investment portfolio assembled post-2008 crisis with a balanced combination of current yield and capital appreciation
  - > 19% IRR[1] from 28 partially realized and realized investments since inception
- CLNY's investment strategy is responsive to specific cycle opportunities – current focus:
  - > US: Equity investments in direct property and real estate platforms; transitional CRE lending
  - > Europe: Distress including loan acquisitions and rescue capital; triple net lease and other select equity strategies
- As set forth in its IPO prospectus, CLNY has partnered with other private Colony-managed vehicles to pursue larger and more diversified opportunities
- CLNY has historically relied on public market capital raises in order to fund new investment opportunities:
  - > $2.2 billion of common equity raised since formation (10 offerings)
  - > $0.3 billion of preferred equity raised since formation (3 offerings)
  - > $0.6 billion of convertible debt raised since formation (3 offerings)

Sep 2009	Dec 2012	Feb 2014	Current	Pro Forma for Combination
$281 million CLNY IPO	$1.0 billion market cap	$2.0 billion market cap	$2.8 billion market cap	$3.4 billion market cap[2]

(1) See endnotes for Internal Rate of Return ("IRR") calculation methodology.
(2) Includes approximately 24.8 million shares/OP units issued as Upfront Consideration at January 23, 2015 CLNY closing share price of $25.11.

7
ColonyFinancial, Inc.

Transaction Rationale

Win-Win Transaction Rationale

EXPECTED MERGER BENEFITS:

Accretive transaction with potential for significantly greater earnings growth in long run

Internalized management

Superior economic business model

Investment management business with high growth potential

Capital diversity

100% continuity and focus of management team with full alignment of interests

Full access to Colony’s platform: one agenda

Consideration entirely in stock and OP units subject to lengthy lock-ups; no cash out by insiders

EXPECTED MERGER BENEFITS:

Access to balance sheet to accelerate AUM growth in funds management business

Infinite life platform

More powerful platform from which to leverage Colony brand

Organizational efficiency and alignment

Currency to pursue investment management M&A opportunities

Mutually beneficial transaction with the overarching common goal of creating full alignment and maximizing long-term value creation for CLNY shareholders

Superior Economic Business Model

Potential to deploy managed third-party fee-bearing capital to enhance CLNY shareholder returns, lessening reliance on public equity capital

- Below is an example, for illustrative purposes only, to show potential transaction implications assuming the same $1 billion of CLNY capital invested alongside third-party LP capital

Today ColonyFinancial, Inc.

100% CLNY Direct Investment ($1B)

Investment Income[1]:	**10%**	–	**15%**
Management Fees:	-		-
Net Performance Fees:	-		-
Illustrative Gross Internal Rate of Return ("IRR"):	**10%**	–	**15%**

Tomorrow ColonyCapital, Inc.

25% CLNY GP ($1B); 75% 3rd Party LP Capital ($3B)

GP Investment Income[1]:	**10%**	–	**15%**
Management Fees[2]:	+3%		+3%
Net Performance Fees[3]:	-		+3%
Illustrative Gross Internal Rate of Return ("IRR"):	**13%**	–	**21%**



3rd Party LP Capital
CLNY Capital
13% IRR Average
30%+ Increase in Return on Equity
17% IRR Average
$1.0 B
$3.0 B
$1.0 B
Today
100% CLNY Direct Investment
Tomorrow
25% CLNY GP; 75% 3rd Party LP Capital

(1) Gross investment IRR assuming 5-year hold period.
(2) Assumes a 1.25% management fee and 0.50% upfront asset management fee on third party equity capital, and 25% tax rate on incremental private fund revenue. For illustrative purposes, no incremental overhead expense is assumed.
(3) Assumes the General Partner ("GP") receives a total of 17.0% of net limited partner profits, net of 40% compensation to investment professionals; see endnotes for detailed methodology. For illustrative purposes, no incremental overhead expense is assumed.

10

ColonyFinancial, Inc.

Robust Growth Opportunities in Real Estate Investment and Fundraising

The new CLNY will be better positioned to capitalize on the strong momentum in the real estate marketplace

Real estate transaction volume continues to accelerate across all sectors

The private real estate fundraising environment has shown significant improvements in volume and performance since the economic downturn

Real Estate Transaction Volume(1)

($ in billions)

Pro Forma 32% CAGR

$361

– $297 $288 $234

$146

2010 2011 2012 2013 2014

$446

Real Estate Private Equity Fundraising(2)

($ in billions)

Pro Forma 19% CAGR

$89

$70

$65 $63

$47

2010 2011 2012 2013 2014

$93

(1) Sourced from Real Capital Analytics. Transaction volume based on independent reports of properties and portfolios $2.5 million and greater. 2014 reflects actual data through Q3 2014; Q4 2014 forecast assumes quarterly results consistent with 2009-2013 Q4 result contribution.

(2) Source from PREQIN. 2014 reflects actual data through Q3 2014; Q4 2014 forecast assumes quarterly results consistent with 2009-2013 Q4 result contribution.

Real Estate Investment Management Industry Landscape

The new CLNY will benefit from consolidation and M&A opportunities in the real estate investment management space

2008 – 2009: Market dislocation with exit of several significant players in the aftermath of the financial crisis > Exit of Whitehall, Lehman, Bear Stearns, Merrill Lynch

2010 – 2014: Regulation, institutionalization, and globalization reshaping the industry amidst its recovery

> Large financial institutions (Citi Property Investors, ING) or smaller undercapitalized managers as sellers

> More established managers as consolidators (CBRE, Ares, Carlyle, BlackRock)

2015 + : Continuation of industry polarization and consolidation – “Have and Have Nots” with respect to capital and human talent > LPs seeking to reduce their managers to a handful of scaled brand-names for better diligence, economics, and efficiency

Small Managers

(<$5 Billion EUM)

Highly fragmented

Difficult to achieve scale

A more difficult fundraising environment without meaningful GP capital sponsorship

Challenge attracting top talent

Large Managers

(>$10 Billion EUM)

Global players with significant resources and institutionalized infrastructure

Easier access to capital and talent:

> Only 5 managers (Colony, Blackstone, Lone Star, Starwood, Brookfield) raised $5bn+ private equity real estate capital between 2009 – 2014(1)

M&A opportunities with sub-scale managers

(1) Sourced from PERE as of May 2014. Capital raised from 2009 through 2014 for value-add and opportunistic strategies

Financial Analysis

& Valuation

Transaction Earnings Impact

EPS and FFOPS Bridge Analysis: Historical to Pro Forma Run Rate

- On a per share basis for the nine months ending September 30, 2014, the proposed transaction is accretive to both EPS and FFOPS on a pro forma basis after the following adjustments[1]:
  1. excluding the impact of non-cash purchase accounting adjustments[2]
  2. adjusting investment management fees to account for additional in-place fundraising at CLNY, Cobalt Co-Invest, CDCF III and an associated sidecar vehicle [3]
  3. pro forma cost savings and synergies[4]


$1.14 FFOPS
$0.86 EPS
$0.97 FFOPS
$0.75 EPS
+$0.06
+$0.12
+$0.02
$1.17 FFOPS
$0.95 EPS
CLNY Standalone (YTD 3Q'14)
Pro Forma CLNY & Colony Capital Combined (YTD 3Q'14)
Non-cash Purchase Accounting Adjustments²
Incremental In-Place & Committed Management Fees³
Pro Forma Cost Savings & Synergies⁴
Pro Forma CLNY & Colony Capital Combined After Adjustments
Potential Incremental Earnings Upside

Potential Incremental Earnings Upside

- Generate enhanced returns from fund sponsorship economics
- CLNY incentive fee cost savings
- Less reliance on public equity capital
- Accelerated fee-generating AUM growth

SEE MORE DETAIL ON NEXT PAGE

(1) See appendix for reconciliation table.
(2) Amortization of intangible assets related to this transaction
(3) Incremental management fees calculated as if the following committed capital had been in-place and fee-earning at beginning of 2014: 1) current CLNY Stockholders' equity of $2.5 billion; 2) $1.5 billion of commitments for CDCF III and a discretionary sidecar vehicle, which held final closings in 4Q14; and 3) $350 million of third-party commitments to ColFin Cobalt Partnership, L.P., which was formed in 4Q14. Includes some fees not payable until capital has been deployed. Excludes additional revenue from upfront asset management fees paid by the foregoing and further omits certain less material sources of in-place and fee-earning capital.
(4) Cost savings already in place or in the process of implementation

14

ColonyFinancial, Inc.

Significant Earnings Growth Potential for CLNY

Potential for incremental earnings upside from ability to raise third-party, fee-generating capital and cost savings from internalized management

Generate Enhanced Returns from Fund Sponsorship Economics	+	CLNY Incentive Fee Cost Savings	+	Less Reliance on Public Equity Capital Raises	+	Additional Upside
+$0.22 to +0.43 Incremental annual per share impact for every $1bn CLNY Capital reallocated to fund sponsor economics[(1)(2)]		**+$0.36** Embedded cumulative per share cost savings based on 3Q14 Fair Values [(1)(3)]		**+$0.09 to +0.18** Estimated less annual per share dilution from follow-on offerings, due to time lag to deploy new capital[(1)(4)]		Enhanced economics from transition of CLNY's balance sheet to fund sponsorship positions Accelerated fee-generating AUM growth Investment management M&A opportunities Organizational efficiency leading to further cost synergies

(1) Based on 134.4 million shares composed of 109.6 million basic common shares outstanding plus 24.8 million shares/units issued as Upfront Consideration.
(2) Estimated annual impact for every $1 billion of CLNY shareholder capital reallocated from direct investments (10%-15% IRR) to CLNY GP investment with enhanced sponsor economics (13%-21% IRR) due to management fees and potential promote income to fund GPs. Assumes $3B of third party LP capital raised for every $1B contributed by CLNY as GP capital. See page 10.
(3) Cost savings on incentive fee that would be due upon realization of unharvested fair value gains in the CLNY portfolio. For illustrative purposes, CLNY Incentive fee would have been $49 million if CLNY portfolio was liquidated at fair value as of September 30, 2014. Assumes CLNY would have reached minimum investment returns required to generate incentive fees in future periods.
(4) Estimated annual dilution resulting from common equity follow-on offerings, which are initially dilutive due to the time it takes to fully deploy the capital. Assumes 5-10% dilution to 2015E Wall Street Analyst Core Earnings estimate of $1.81 per share.

15

ColonyFinancial, Inc.

REIT Public Valuation Perspective

Combined platform represents an improved growth profile, and potential for valuation multiple expansion exists

ColonyFinancial, Inc. + ColonyCapital, LLC

✓ **Becomes internally-managed, a better-received model particularly for diversified and equity REITs**

> *"Internally managed REITs tend to trade at 10-25% valuation premiums, including 1% lower dividend yields, 0.2-1x higher price-to-book value multiples, and 1-4x higher earnings multiples to externally managed REITs."*
>
> *– KBW, November 19, 2014*

✓ **Fits with CLNY's diversified model and accelerates its transition to an equity REIT**

2015 Price / FFO (1)



16.7 x
11.2 x
5.5x
Multiple
Differential
Mortage REITs² Equity REITs³

✓ **Acquires a sizable investment management platform**

2015 Price / FFO



18.2x
3.9x
Multiple
Differential
14.3x
RE Platform w/
Invt Mgmt
Business⁴
CLNY

Market pricing as of January 23, 2015.
(1) Cash flow multiples predominately based on consensus 2015
(2) Mortgage REITs index represents ACRE, ARI, BXMT and STWD
(3) Equity REITs index represents customized US REIT index per SNL
(4) RE Platform with Investment Management Business index represents AKR, BAM, KW, PLD, WPC

16

ColonyFinancial, Inc.

Attractive Transaction Opportunity for CLNY

- Implied transaction multiples for Colony Capital at a significant discount to publicly traded peers
  - > For illustrative purposes, assumes Colony Capital remains the external manager of CLNY and does not reflect any potential impact of the combination
- Significant opportunity for CLNY shareholders to capture valuation upside post-transaction

2015E Price / Earnings[(1)]



8.2x
9.6x
15.3x
21.3x
Colony Capital (2015)[2]
Alternative Asset Managers[3]
Traditional Asset Managers[4]
Real Estate Asset Managers[5]

Enterprise Value / AUM (3Q'14)



3.4%
2.1%
4.5%
7.5%
Colony Capital[6]
Traditional Asset Managers
Real Estate Asset Managers
Alternative Asset Managers

Market pricing as of January 23,2015.

(1) 2015E earnings estimates based on Thomson Reuters for all publicly traded companies

(2) Colony Capital's 2015E P/E multiple represents fixed upfront transaction consideration of 2,826,000 shares of Class A Common Stock, 566,635 shares of Class B Common Stock and 21,437,297 OP units (totaling $547.4MM based on the reference price of $22.50 that was used in determining the fixed number of CLNY shares / OP units to be issued for the transaction consideration) divided by the sum of (in all cases referencing the preliminary proxy filed with the SEC on January 27, 2015): (i) 2015 estimated economic net income as disclosed under "Comparable Public Companies Analysis-Private Real Estate Funds Business," and (ii) 2015 management contract net cost savings as disclosed under "Certain Projections," adjusted as described under "Perpetuity Method-Cost Savings Resulting from the Combination." The reference price is based on the fair value of the Company's net assets on a per share basis as of September 30, 2014, or $22.05. The volume-weighted average closing price on the NYSE of the Company's common stock over a 10-day trading period ending January 20, 2015 was $24.55.

(3) Alternative Asset Manager peers are APO, ARES, BX, CG, FIG, KKR, OAK and OZM

(4) Traditional Asset Manager peers are AB, AMG, APAM, BEN, BLK, CLMS, EV, FII, GBL, IVZ, JNS, LM, MN, PZN, TROW, VRTS, WDR and WETF

(5) RE Asset Manager peers are AINC, CNS and NSAM

(6) $16.0 billion AUM excludes AUM associated with investment vehicles raised specifically for CAH. Based on upfront transaction consideration of $547.5MM.

17

ColonyFinancial, Inc.

Transaction Details

Key Transaction Terms

Expected Timeline

Dec 2014 ✓	1H 2015	1H 2015
CLNY and Colony Capital signed definitive documents	Expected Date of Shareholder Vote	Expected Transaction Closing

Scope of Transaction	• All of Colony Capital[1], including > Management agreements for Colony Capital's existing funds (excluding Colony American Homes) and CLNY > The 300+ employees (including management) associated with Colony Capital > Ownership of the Colony name and related intellectual property > 100% of the economics of Colony Realty Partners (Colony's value-add real estate investment management platform)
Total Potential Consideration	• Total potential consideration of up to $657.5 million (based on a reference price of $22.05)[2] > $547.5 million upfront[3][4] > $110 million[4] contingent and "at risk", subject to meeting multi-year, cumulative performance targets[5] > Up to $15 million[4] of the contingent consideration to be reallocated to upfront consideration if the 10-day trailing VWAP prior to shareholder vote were to exceed $24.05 • All consideration to be paid in a fixed number of CLNY shares and/or OP units (convertible into CLNY shares)
Management Continuity and Alignment	• The full management and investment team of Colony Capital will be employed by CLNY • Consideration to be paid in CLNY shares and/or OP units (convertible into CLNY shares) • Five-year employment agreement and ratable lock-up on equity received as consideration for Mr. Barrack and Mr. Saltzman • Three-year employment agreement and ratable lock-up on equity received as consideration for other key senior executives
Shareholder Vote	• Transaction subject to a CLNY shareholder vote

---

(1) Excluding Colony Capital's equity interest in Colony American Homes; an internally managed, standalone company

(2) Consideration will be paid through the issuance of up to 3,937,147 shares of Class A common stock, up to 665,593 shares of Class B common stock and up to 25,215,854 OP units. The reference price is based on the fair value of the Company's net assets on a per share basis as of September 30, 2014, or $22.05. The volume-weighted average closing price on the NYSE of the Company's common stock over a 10-day trading period ending January 20, 2015 was $24.55.

(3) A portion of which is subject to clawback should Mr. Barrack or Saltzman violate their non-competes within five years of the transaction closing.

(4) Based on a reference price of $22.05.

(5) See endnotes for contingent consideration details.

19

ColonyFinancial, Inc.

Colony Capital Overview

Colony Capital at a Glance

One Of the World’s Largest Real

Estate Private Equity Firms

A Global Platform With Distinct And Compatible Strategies

$60 billion of investments in over 37,000 loans/assets since inception

~300 employees across 13 offices in 10 countries

$24 billon aggregate equity capital raised $10 billion raised since 2008

LONDON BERLIN

BOSTON PARIS LUXEMBOURG SEOUL NEW YORK MADRID ROME

LOS ANGELES BEIRUT

ATLANTA HONG KONG

$18.9 Billion Assets Under Management (1)

Distressed Debt Core Plus / Value- Non-Real Estate Colony American

Colony Financial Opportunity Funds

Funds Added Funds Private Equity Homes

$4.2 billion $4.2 billion $2.8 billion $3.9 billion $0.9 billion $2.9 billion

(1) See endnotes for Assets Under Management (AUM) description.

(2) Subject to limitations set forth in the Contribution Agreement.

Colony's Fundraising Track Record

Colony Capital has a proven track record to raise capital from a diverse, loyal and expanding range of LPs and has successfully grown its EUM significantly over time

- More than 300 investor relationships
- $10.2 billion raised since beginning 2008; $3.1 billion raised in 2014
- Ranked 4th in PERE's 2014 ranking of the 50 largest private equity real estate firms in the world
- Colony Capital's CDCF II fund recognized as PERE's 2012 Capital Raise of the Year

Fundraising Over Time[1]

($ in billions)



$2.2
$4.0
$4.0
$1.3
$0.3
$0.3
$1.4
$1.6
$2.2
$3.1
Average of $2.0B
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Private Fund Investor Base[2]



Individuals and Wealth Managers, 14%
Investment Manager, 12%
Endowments and Foundations, 8%
Insurance Company, 7%
Bank, 5%
Other, 3%
Public Pension Fund, 17%
Private Pension Fund, 17%
Sovereign Wealth Fund, 17%

(1) Fundraising is the sum of (i) capital commitments to private funds and (ii) net proceeds from issuances of equity securities by CLNY.
(2) Based on Equity Under Management (EUM) as of September 30, 2014. See endnotes for detailed EUM description.

22

ColonyFinancial, Inc.

Colony Capital EUM & Financial Summary

Colony's industry relationships and well-established market presence generate long-term EUM growth

- Dynamic strategies and ability to adapt to market cycles has led to 20% compound annual EUM growth since 2005

Equity Under Management(1)



($ in billions)
Single Family
Non-Real Estate PE
Public REIT
Value Add
Debt
Opportunistic
20% EUM CAGR
$2.6
$3.5
$7.2
$9.0
$10.3
$11.5
$9.5
$10.4
$10.8
$13.4
2005
2006
2007
2008
2009
2010
2011
2012
2013
3Q14

Colony Capital Financial Summary(2)

($ in thousands)

	2011	2012	2013
Net Revenues	$129,327	$129,164	$131,940
Adjusted EBITDA	$32,697	$36,512	$41,711
Adjusted EBITDA Margin	**25%**	**28%**	**32%**

	Sep-13 YTD	Sep-14 YTD
Net Revenues	$100,758	$98,596
Adjusted EBITDA	$34,191	$25,949
Adjusted EBITDA Margin	**34%**	**26%**

(1) See endnotes for detailed Equity Under Management (EUM) description. Represents principal focus of investment vehicle.
(2) Please refer to the Colony Capital, LLC & Affiliates combined financial statements in the preliminary proxy filed with the SEC on January 27, 2015. Numbers above are calculated as follows:
Net Revenue: "Income before operating expenses" less "Cost Reimbursements"
Adjusted EBITDA: "Net Income before income taxes" add back "Impairments" add back "Interest" plus "Depreciation & Amortization" from the Combined Statements of Cash Flows
Note: Excludes private fund promote which has historically been held in separate GP entities that are not consolidated with Colony Capital. Post-transaction CLNY is expected to receive additional revenues from promote generated by future fundraising.

23

ColonyFinancial, Inc.

Seasoned Executive Team

Colony’s tenured and cycle-tested senior management team consists of executives with deep and diverse experience

Years of Years with

Name and Title Experience Colony Background

Thomas J. Barrack, Jr. Founded Colony in 1991

41 24

Executive Chairman Formerly principal at The Robert M. Bass Group

Richard Saltzman Formerly Global Head of Real Estate & COO

36 12

Chief Executive Officer & President Merrill Lynch investment banking division

Ron Sanders 27 11 Formerly partner with Clifford Chance LLP

Chief Legal Officer

Darren Tangen Formerly with Credit Suisse, Colliers

20 13

Chief Financial Officer International

Kevin Traenkle 23 20 Formerly with First Albany Corporation

Chief Investment Officer

Global executive team includes 23 Principals with average experience of 27 years and 13 years with Colony

Appendix

Pro Forma Bridge Analysis Financial Reconciliation

EPS and FFOPS Bridge Analysis: Historical to Pro Forma Run Rate

FOR THE NINE MONTHS ENDED SEPTEMBER, 30 2014

(in thousands, except for per share data)

			Adjustments			
		Pro Forma Company and Colony Capital	Non-cash Purchase Accounting Adjustment	Incremental In-Place & Committed Management Fees	Pro Forma Cost Savings & Synergies	Pro Forma Combined After Adjustments
Net Income Attributable to Common (Proxy)	*(1)*	$72,868				$72,868
Amortization of Intangibles (Purchase Accounting)	*(2)*		$5,397			5,397
Adjusted Net Income to Common		$72,868	$5,397			$78,265
Pro Forma Incremental "In-Place" Adjustments						
Incremental CLNY Base Management Fees	*(3)*			$3,392		$3,392
Incremental CDCF III Investment Management Fees	*(4)*			9,361		9,361
Cobalt Investment Management Fees	*(5)*			861		861
Incremental TRS Tax Private Funds	*(6)*			(2,448)		(2,448)
Potential Cost Savings & Synergies	*(7)*				$2,625	2,625
Incremental TRS Tax on Cost Savings & Synergies	*(6)*				(439)	(439)
Pro Forma Net Income to Common		$72,868	$5,397	$11,165	$2,186	$91,616
Net Income Allocated to Unvested Restricted Stock		(735)				(735)
Pro Forma Net Income Allocated to Common		$72,133	$5,397	$11,165	$2,186	$90,881
Net Income to FFO Adjustments		20,868				20,868
Pro Forma FFO Allocated to Common		$93,001	$5,397	$11,165	$2,186	$111,749
Pro Forma EPS (Basic)	*(8)*	$0.75	$0.06	$0.12	$0.02	$0.95
Pro Forma FFOPS (Basic)	*(8)*	$0.97	$0.06	$0.12	$0.02	$1.17

(1) Refer to the "unaudited pro forma consolidated financial information" in the preliminary proxy filed with the SEC on January 27, 2015.
(2) Non-cash purchase price adjustments relating to amortization of intangible assets from this transaction.
(3) Calculated as if current CLNY Stockholders' equity of $2.5 billion was earning base management fees at beginning of 2014.
(4) Calculated as if $1.5 billion of commitments for CDCF III and a discretionary sidecar vehicle (which held final closings in 4Q14) was earning investment management fees at beginning of 2014; No adjustments to upfront asset management fees.
(5) Calculated as if $350 million of third-party commitments to ColFin Cobalt Partnership, L.P., which was formed in 4Q14 was earning investment management fees at beginning of 2014; No adjustments to upfront asset management fees.
(6) 25% effective tax rate on all private fund earnings and cost savings/synergies in TRS.
(7) Assumes cost savings expected as part of the proposed transaction were in-place at beginning of 2014. Cost savings are already in place or in the process of implementation because of this transaction.
(8) Based on 95.9 million pro forma weighted average common basic shares.

26

Colony Financial, Inc.

Endnotes

Assets Under Management (“AUM”) refers to the assets we provide investment management services and includes assets for which we may or may not charge fees. AUM equals the sum of: a) the gross fair value of investments, inclusive of leverage, and cash, held by our private funds, co-investments, public REIT or other investment vehicles which we provide investment management services (including Miramax and Sonifi for which we do not have management agreements); and b) Uncalled capital commitments, including recallable capital and reserve commitments, that we are entitled to call from investors for new or follow-on investments, pursuant to the terms of their respective funds.

Equity Under Management (“EUM”) refers to the equity we provide investment management services for which we derive management and/or performance fees (including Miramax and Sonifi for which we do not have management agreements). EUM equals the sum of: a) the net proceeds received from equity offerings and accumulated core earnings of our public REIT, subject to certain adjustments; and b) the remaining invested capital, of investments held by private funds, co-investments, or other investment vehicles managed by Colony; c) solely for the quarter ended September 30, 2014, commitments from the final close of Colony Distressed Credit and Special Situations Fund III, L.P. in October 2014 are included on a pro forma basis.

Our calculations of AUM and EUM may differ from the calculations of other asset managers, and as a result this measure may not be comparable to similar measures presented by other asset managers. In addition, our calculation of assets under management includes commitments to, and the fair value of, invested capital, regardless of whether such commitments or invested capital are subject to fees. Our definitions of AUM or EUM are not based on any definition of AUM or EUM that is set forth in the agreements governing the investment funds that we manage.

Internal Rate of Return (“IRR”) represents the effective compounded rate of return earned over the life of the investment based on the actual net cash flows (after any debt service) of each respective underlying investment after accounting for all investment-level transaction costs and expenses.

Net Performances Fees going forward are subject to first returning a 9% annually compounded return to limited partners (“preferred return”), second, the General Partner (“GP”) will receive 50% of distributions until such time as the GP has received 17.0% of total net profits (“catch-up”), thereafter, the GP will receive 17.0% of distributions (“promote”). Net performance fees are net of 40% performance fee compensation to investment professionals.

Contingent Consideration of up to $110 million includes the following five components, all of which are based on the Reference Price of $22.05, to be measured in periods that begin on the first day of the first fiscal quarter during or beginning on or after the closing: (i) up to $31.6 million if the 3-year Benchmark Cumulative FFO Per Share equals or exceeds $6.06 per share (“FFO Target”), ratably payable above 87.5% of the target, (ii) up to $16 million ratably payable if 112.5% of FFO Target is achieved or exceeded in the 3-year period, (iii) up to $31.6 million if the two-year Real Estate Capital Raise equals or exceeds $3.975 billion (or the three-year Real Estate Capital Raise equals or exceeds $6.650 billion if Colony Capital so elects prior to the expiration of such two-year period) (“RE Capital Raise Target”), ratably payable above 75% of the target, (iv) up to $16 million ratably payable if 125% of RE Capital Raise target is achieved or exceeded in the two-year or three-year period, and (v) $15 million payable if the two-year Non-Real Estate Capital Raise equals or exceeds $500 million. In the event CLNY does not achieve 87.5% of the Cumulative Benchmark FFO target, or 75.0% of the RE Capital Raise target, 50% of the amount earned for exceeding 100% of the other performance target will not be paid out. Refer to the “Contingent Consideration” section in the preliminary proxy filed with the SEC on January 27, 2015 for definitions and additional details.